UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3970

Legg Mason Partners California Municipals Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 28
Date of reporting period: August 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners California Municipals Fund, Inc.

SEMI-ANNUAL REPORT

AUGUST 31, 2006

LEGG MASON

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners California Municipals Fund, Inc.
Semi-Annual Report · August 31, 2006
	What’s Inside
		Letter from the Chairman	I
		Fund at a Glance	1
		Fund Expenses	2
		Schedule of Investments	4
		Statement of Assets and Liabilities	16
		Statement of Operations	17
		Statements of Changes in Net Assets	18
		Financial Highlights	19
		Notes to Financial Statements	22
	Fund Objective	Board Approval of Management and Subadvisory Agreements	31
	The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.* The Fund invests at least 80% of its assets in California municipal securities. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from California personal income taxes.
*	Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After gross domestic product (“GDP”)i increased a modest 1.7% in the fourth quarter of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the final estimate released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.
     The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “…the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”
     Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively —rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the six months ended August 31, 2006, two-year Treasury yields increased from 4.69% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.55% to 4.74%. Looking at the municipal

Legg Mason Partners California Municipals Fund, Inc.       I

market, municipal securities outperformed their taxable bond counterparts over the six months ended August 31, 2006. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 2.02% and 1.82%, respectively.

Performance Review
For the six months ended August 31, 2006, Class A shares of the Legg Mason Partners California Municipals Fund, Inc. excluding sales charges, returned 3.51%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.02% for the same period. The Lipper California Municipal Debt Funds Category Average1 increased 1.83% over the same time frame.
     Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of August 31, 2006 (excluding sales charges) (unaudited)
6 Months
California Municipals Fund — Class A Shares	3.51%
Lehman Brothers Municipal Bond Index	2.02%
Lipper California Municipal Debt Funds Category Average	1.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 3.19% and Class C shares returned 3.16% over the six months ended August 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended August 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 122 funds in the Fund’s Lipper category, and excluding sales charges.

II      Legg Mason Partners California Municipals Fund, Inc.

Special Shareholder Notices
As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.
     Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.
     The Fund was formerly known as Smith Barney California Municipals Fund Inc.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.
     Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners California Municipals Fund, Inc.       III

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banksthat need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage andasset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV      Legg Mason Partners California Municipals Fund, Inc.

Fund at a Glance (unaudited)

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report 1

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	3.51%	$1,000.00	$1,035.10	0.67%	$3.44
Class B	3.19	1,000.00	1,031.90	1.17	5.99
Class C	3.16	1,000.00	1,031.60	1.22	6.25

(1)	For the six months ended August 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.83	0.67%	$3.41
Class B	5.00	1,000.00	1,019.31	1.17	5.96
Class C	5.00	1,000.00	1,019.06	1.22	6.21

(1)	For the six months ended August 31, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      3

Schedule of Investments (August 31, 2006) (unaudited)
LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND, INC.
Face Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 99.3%
Education — 3.4%
		California EFA Revenue:
$2,980,000	Aa3(a)	Claremont University Center, Series B, 5.000% due 3/1/24	$3,071,844
1,000,000	A1(a)	Scripps College, 5.250% due 8/1/26	1,047,850
15,000,000	AAA	Stanford University, Series Q, 5.250% due 12/1/32	15,938,400
5,000,000	AAA	Corona-Norco, CA, USD, Special Tax, Community Facilities District
		No. 98-1, MBIA-Insured, 5.500% due 9/1/33	5,437,300
1,000,000	AAA	Fullerton University Foundation, Auxiliary Organization Revenue,
		Series A, MBIA-Insured, 5.750% due 7/1/30	1,090,740
		Total Education	26,586,134
Escrowed to Maturity (b) — 19.9%
		California Health Facilities Financing Authority Revenue, Kaiser
		Permanente:
3,500,000	AAA	Series A, FSA-Insured, 5.000% due 6/1/18	3,632,265
1,750,000	AAA	Series B, 5.250% due 10/1/14	1,823,658
		California Statewide Communities Development Authority, COP:
19,000,000	AAA	Kaiser Permanente, Remarketed 7/9/98, 5.300% due 12/1/15	20,210,870
4,515,000	AAA	UniHealth Foundation, Series A, AMBAC-Insured, 5.500%
		due 10/1/07	4,612,208
270,000	AAA	Contra Costa County, CA, Home Mortgage Revenue,
		Mortgage-Backed Securities Program, GNMA-Collateralized,
		7.750% due 5/1/22 (c)	350,611
5,000,000	AAA	Inland Empire Solid Waste Financing Authority Revenue, Landfill
		Improvement Financing Project, Series B, FSA-Insured,
		6.250% due 8/1/11 (c)	5,294,650
100,000	AAA	Martinez, CA, Home Mortgage Revenue, UGRIC-Insured,
		10.750% due 2/1/16	132,768
2,670,000	AAA	Ontario, CA, Redevelopment Financing Authority Revenue,
		Ontario Redevelopment Project Number 1, MBIA-Insured,
		5.800% due 8/1/23	2,674,005
3,325,000	AAA	Perris, CA, Single-Family Mortgage Revenue, Mortgage-Backed
		Securities Program, Series A, GNMA-Collateralized,
		8.300% due 12/1/13 (c)	4,202,068
6,000,000	AAA	Pleasanton-Suisan City, CA, HFA Home Mortgage Revenue,
		Municipal Multiplier 1984, Series A, MBIA-Insured, zero coupon
		bond to yield 6.149% due 10/1/16	4,022,760
2,000,000	AAA	Redding, CA, Electric System Revenue, COP, Regular Linked SAVRS &
		RIBS, MBIA-Insured, 6.368% due 7/1/22 (d)	2,358,300
		Riverside County, CA, Single-Family Revenue, Mortgage-Backed
		Securities Program, GNMA-Collateralized:
2,620,000	AAA	8.300% due 11/1/12 (c)	3,235,307
1,000,000	AAA	Series A, 7.800% due 5/1/21 (c)	1,374,830
See Notes to Financial Statements.

4      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value
Escrowed to Maturity (b) — 19.9% (continued)
$1,500,000	AAA	Sacramento County, CA, Single-Family Mortgage Revenue, Issue A,
		Remarketed 10/29/92, GNMA-Collateralized, 8.000% due 7/1/16 (c)	$1,988,925
2,000,000	AAA	San Bernardino County, CA, COP, Capital Facilities Project, Series B,
		6.875% due 8/1/24	2,585,220
110,000	AAA	San Francisco, CA, Airport Improvement Corp. Lease Revenue,
		United Airlines, Inc., 8.000% due 7/1/13	126,937
		San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
		Revenue, Senior Lien:
5,000,000	AAA	Zero coupon bond to yield 7.698% due 1/1/14	3,747,100
60,000,000	AAA	Zero coupon bond to yield 7.748% due 1/1/16 (e)	41,104,200
17,500,000	AAA	Zero coupon bond to yield 7.748% due 1/1/17	11,407,725
25,000,000	AAA	Zero coupon bond to yield 7.748% due 1/1/18	15,513,750
20,000,000	AAA	Zero coupon bond to yield 7.748% due 1/1/19	11,798,800
20,000,000	AAA	Zero coupon bond to yield 7.749% due 1/1/26	8,354,200
4,310,000	Aaa(a)	San Marcos, CA, Public Facilities Authority, Public Facilities Revenue,
		zero coupon bond to yield 6.000% due 1/1/19	2,530,401
455,000	AAA	Santa Rosa, CA, Hospital Revenue, Santa Rosa Hospital Memorial
		Project, 10.300% due 3/1/11	528,692
1,250,000	NR	Sequoia, CA, Hospital District Revenue, 5.375% due 8/15/23	1,260,900
		Total Escrowed to Maturity	154,871,150
Finance — 4.8%
700,000	BBB+	Fresno, CA, Joint Powers Financing Authority Local Agency Revenue,
		Series A, 6.550% due 9/2/12	700,847
2,315,000	AA	Los Angeles County, CA, Public Works Financing Authority Revenue,
		Series A, 5.000% due 10/1/19	2,374,125
5,550,000	AAA	Pomona, CA, PFA Revenue, Merged Redevelopment Project, Tax
		Allocation, Series AD, MBIA-Insured, 5.000% due 2/1/21	5,753,685
2,800,000	AAA	Salida, CA, Area Public Facilities Financing Agency, Community
		Facilities District, Special Tax Revenue No. 1988-1, FSA-Insured,
		5.250% due 9/1/18	2,904,524
2,875,000	AAA	Santa Ana, CA, Financing Authority Lease Revenue, Police
		Administration & Holding Facility, Series A, MBIA-Insured,
		6.250% due 7/1/24	3,482,976
2,000,000	AAA	South Orange County, CA, PFA, Special Tax Revenue, Senior Lien,
		Series A, MBIA-Insured, 7.000% due 9/1/10 (f)	2,259,120
		Stockton, CA, PFA Lease Revenue, Parking & Capital Projects,
		FGIC-Insured:
2,000,000	AAA	5.125% due 9/1/30	2,118,840
1,900,000	AAA	5.250% due 9/1/34	2,040,828
		Virgin Islands Public Finance Authority Revenue, Series A:
5,000,000	BBB	Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24	5,521,400
10,000,000	BBB	Senior Lien, 5.500% due 10/1/18	10,356,600
		Total Finance	37,512,945
See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      5

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value
General Obligation — 11.0%
$2,000,000	AAA	Adelanto, CA, School District, Capital Appreciation, Series B,
		FGIC-Insured, zero coupon bond to yield 6.699% due 9/1/18	$1,090,280
		California State, Veterans Bonds:
1,000,000	AA-	Series AT, 9.500% due 2/1/10	1,178,170
2,000,000	AA-	Series AU, 8.400% due 10/1/06	2,006,320
		Commonwealth of Puerto Rico, GO:
10,000,000	BBB	Public Improvement, Series A, 5.250% due 7/1/24	10,663,000
3,000,000	BBB	Refunding, Public Improvement, Series B, 5.000% due 7/1/35	3,077,070
		Los Angeles, CA, USD:
20,000,000	AAA	Series A, FSA-Insured, 5.000% due 7/1/24	21,096,800
14,230,000	AAA	Series E, MBIA-Insured, 5.125% due 7/1/22	15,075,689
4,000,000	AAA	Moreno Valley, CA, USD, Election 2004, Series A, FSA-Insured,
		5.000% due 8/1/25	4,229,680
3,000,000	AAA	Placentia-Yorba Linda, CA, USD, Series B, FGIC-Insured,
		5.500% due 8/1/27	3,327,930
1,000,000	A3(a)	San Diego, CA, Public Safety Communication Project,
		6.650% due 7/15/11	1,116,830
		Santa Margarita-Dana Point, CA, Authority Revenue:
20,000,000	AAA	Series A, AMBAC-Insured, 5.125% due 8/1/18	20,704,200
1,500,000	AAA	Water Improvement Districts 3, 3A, 4, & 4A, Series B, MBIA-Insured,
		7.250% due 8/1/14 (f)	1,857,285
		Total General Obligation	85,423,254
Government Facilities — 0.7%
		Riverside County, CA, COP, Historic Courthouse Project, Series A:
2,320,000	AA-	5.000% due 11/1/23	2,404,494
2,705,000	AA-	5.000% due 11/1/28	2,778,441
		Total Government Facilities	5,182,935
Hospitals — 2.5%
		California Health Facilities Financing Authority Revenue:
705,000	A+	Casa De Las Campanas, Series A, California Mortgage
		Insurance-Insured, 5.500% due 8/1/12	728,342
2,500,000	A	Marshall Hospital, Series A, California Mortgage Insurance-Insured,
		5.250% due 11/1/18	2,585,800
		Sutter Health, Series A, FSA-Insured:
1,470,000	AAA	5.125% due 8/15/17	1,522,729
1,500,000	AAA	5.250% due 8/15/27	1,551,975
5,145,000	AAA	University of California at San Francisco-Stanford Health Care,
		Series A, FSA-Insured, 5.000% due 11/15/18	5,361,656
		Unrefunded Balance:
305,000	AAA	Catholic A, AMBAC-Insured, 5.750% due 7/1/15	308,233
1,870,000	AAA	Sutter Health, Series A, MBIA-Insured, 5.000% due 8/15/19	1,942,818
4,000,000	AA-	California Statewide Communities Development Authority Revenue,
		COP, St. Joseph’s Health Systems, 5.250% due 7/1/21	4,102,840
See Notes to Financial Statements.

6      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value
Hospitals — 2.5% (continued)
$1,000,000	AAA	Modesto, CA, Health Facilities Revenue, Memorial Hospital Association,
		Series B, MBIA-Insured, 5.125% due 6/1/17	$1,032,040
		Total Hospitals	19,136,433
Housing: Multi-Family — 1.2%
1,250,000	AAA	ABAG Finance Authority for Nonprofit Corp., MFH Revenue,
		Edgewood Apartments Project, Series A, FNMA-Collateralized,
		5.700% due 11/1/06 (c)(g)	1,253,750
6,000,000	NR	California Statewide Communities Development Authority, Multi-Family
		Revenue, Series E, FNMA-Collateralized, 6.400% due 6/1/28 (c)(f)	6,083,040
1,710,000	AAA	Riverside County, CA, Housing Authority, MFH Revenue,
		Brandon Place Apartments, Series B, FNMA-Collateralized,
		5.625% due 7/1/29 (c)(g)	1,753,212
660,000	AAA	San Francisco, CA, City & County Redevelopment Agency
		Multi-Family Revenue, 1045 Mission Apartments, Series C,
		GNMA-Collateralized, 5.200% due 12/20/17 (c)	676,500
		Total Housing: Multi-Family	9,766,502
Housing: Single-Family — 1.6%
		California Housing Finance Agency Revenue, Home Mortgage:
		Capital Appreciation:
255,000	AA-	Series 1983-B, FHA-Insured, zero coupon bond to yield
		10.749% due 8/1/15	105,187
265,000	AA-	Series 1984-B, zero coupon bond to yield 11.165% due 8/1/16	87,490
10,000	AA-	MGIC-Insured, 10.250% due 2/1/14	10,341
		California Housing Finance Agency Single-Family Mortgage Purchase:
165,000	AAA	Issue A-2, FHA-Insured, 6.350% due 8/1/15 (c)(f)	165,810
940,000	AAA	Series B-3, Class II, Remarketed 3/31/98, MBIA-Insured,
		5.375% due 8/1/21 (c)	955,266
325,000	AAA	California Rural Home Mortgage Financing Authority, Single-Family
		Mortgage Revenue, Mortgage-Backed Securities, Series D,
		GNMA/FNMA-Collateralized, 6.000% due 12/1/31 (c)	325,676
10,000,000	AAA	California State Department of Veterans Affairs, Home Purchase
		Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	10,611,600
		Total Housing: Single-Family	12,261,370
Miscellaneous — 7.2%
2,000,000	AAA	Anaheim, CA, COP, Regular Fixed Option Bonds, MBIA-Insured,
		6.200% due 7/16/23	2,088,020
10,000,000	AA	Beverly Hills, CA, Public Financing Authority Lease Revenue,
		Capital Improvements Projects, Series A, 5.250% due 6/1/28	10,300,400
4,000,000	AAA	California Infrastructure & Economic Development Bank Revenue,
		Rand Corp. Project, Series A, AMBAC-Insured, 5.500% due 4/1/32	4,311,280
2,500,000	AAA	California State Public Works Board Lease Revenue, Department of
		Corrections, Series B, MBIA-Insured, 5.000% due 9/1/21	2,593,200
3,000,000	AAA	Contra Costa County, CA, COP, Capital Projects Program,
		AMBAC-Insured, 5.250% due 2/1/21	3,081,540
See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      7

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value
Miscellaneous — 7.2% (continued)
$3,680,000	AAA	Fontana, CA, COP, AMBAC-Insured, 5.000% due 9/1/21	$3,810,014
3,250,000	AAA	Los Angeles County, CA, Community Facilities, District No. 3,
		Special Tax, Series A, FSA-Insured, 5.500% due 9/1/14	3,380,423
		San Francisco, CA, City & County, COP, San Bruno Jail No. 3,
		AMBAC-Insured:
14,000,000	AAA	5.250% due 10/1/26	14,690,480
5,000,000	AAA	5.250% due 10/1/33	5,236,350
3,205,000	AAA	San Luis Obispo County, CA, Financing Authority Revenue, Lopez
		Dam Improvement, Series A, MBIA-Insured, 5.375% due 8/1/30	3,381,628
2,795,000	AAA	Solano County, CA, COP, Capital Improvement Program,
		AMBAC-Insured, 5.000% due 11/15/19	2,930,753
		Total Miscellaneous	55,804,088
Pollution Control — 0.2%
1,500,000	A+	California PCFA Revenue, San Diego Gas & Electric Co., Series A,
		6.800% due 6/1/15 (c)	1,753,905
Pre-Refunded (h) — 20.3%
		California EFA Revenue:
1,775,000	A1(a)	Pepperdine University, Series A, Call 11/1/09 @ 101,
		5.000% due 11/1/18	1,868,560
6,125,000	Ba1(a)	Pooled College & University Project, Series A,
		Call 7/1/08 @ 101, 5.500% due 7/1/15	6,286,945
		California Health Facilities Financing Authority Revenue:
815,000	AAA	Catholic West, Series A, MBIA-Insured, Call 7/1/07 @ 102,
		5.125% due 7/1/24	841,879
135,000	AAA	Catholic-2005-A, MBIA-Insured, Call 7/1/07 @ 102,
		5.125% due 7/1/24	139,452
12,000,000	A3(a)	Cedars-Sinai Medical Center, Series A, Call 12/1/09 @ 101,
		6.125% due 12/1/30	13,073,880
130,000	Aaa(a)	Prerefunded, Sutter Health, Series A, MBIA-Insured,
		Call 7/15/09 @ 101, 5.000% due 8/15/19	136,540
2,050,000	AAA	Unrefunded Balance, Catholic-2005-A, MBIA-Insured,
		Call 7/1/07 @ 102, 5.125% due 7/1/24	2,111,008
15,000,000	AAA	California Infrastructure & Economic Development Bank Revenue,
		Bay Area Toll Bridges, 1st Lien, Series A, FGIC-Insured,
		Call 1/1/28 @ 100, 5.000% due 7/1/29	16,558,950
2,605,000	AA	California State Department of Water Resources, Central Valley
		Project Revenue, Water System, Series S, Call 12/1/07 @ 101,
		5.000% due 12/1/19	2,678,930
5,000,000	AAA	California State Public Works Board Lease Revenue, Department of
		Health Services, Series A, MBIA-Insured, Call 11/1/09 @ 101,
		5.750% due 11/1/24	5,382,300
2,000,000	AAA	California State University Foundation Revenue, Monterey Bay,
		MBIA-Insured, Call 6/1/11 @ 100, 5.350% due 6/1/31	2,158,260
See Notes to Financial Statements.

8      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value
Pre-Refunded (h) — 20.3% (continued)
$2,000,000	AAA	Foothill/Eastern Corridor Agency of California, Toll Road Revenue,
		Senior Lien, Series A, Call 1/1/07 @ 100, 6.000% due 1/1/34 (f)	$2,016,000
3,280,000	AAA	Golden State Tobacco Securitization Corp., California Tobacco
		Settlement Revenue, Enhanced Asset-Backed Securities, Series B,
		Call 6/1/07 @ 100, 5.500% due 6/1/18	3,326,346
3,000,000	AAA	Long Beach, CA, Bond Finance Authority Lease Revenue, Rainbow
		Harbor Refinancing Project, Series A, AMBAC-Insured,
		Call 5/1/09 @ 101, 5.250% due 5/1/24	3,161,460
4,185,000	AA	Los Angeles County, CA, Public Works Financing Authority Revenue,
		Regional Park & Open, Series A, Call 10/1/07 @ 101,
		5.000% due 10/1/19	4,293,684
		Metropolitan Water District Southern California Waterworks Revenue:
		Series A, Call 1/1/08 @ 101:
1,000,000	AA+	5.000% due 7/1/18	1,029,340
10,325,000	AAA	5.000% due 7/1/26	10,627,936
2,825,000	AA+	5.000% due 7/1/26	2,907,886
4,500,000	AA+	Series C, Call 1/1/07 @ 102, 5.250% due 7/1/16	4,614,435
750,000	BBB+	Northern California Power Agency Public Power Revenue, Geothermal
		Project No. 3, Series A, Call 7/1/08 @ 100, 5.000% due 7/1/09	766,170
4,720,000	AAA	Pasadena, CA, GO, USD, Series A, FGIC-Insured, Call 5/1/08 @ 101,
		5.000% due 5/1/20	4,880,952
6,575,000	AAA	Placer County, CA, Water Agency Revenue COP, Capital Improvement
		Projects, AMBAC-Insured, Call 7/1/09 @ 101, 5.500% due 7/1/29	6,989,882
4,600,000	AAA	Sacramento County, CA, COP, Public Facilities Project, Solid Waste
		Facilities, MBIA-Insured, Call 12/1/06 @ 102, 5.250% due 12/1/16	4,710,124
		Sacramento, CA, City Financing Authority Revenue,
		Capital Improvement:
2,000,000	AA-	Call 6/1/10 @ 101, 5.625% due 6/1/30	2,165,820
		Series A, AMBAC-Insured, Call 6/1/11 @ 100:
5,070,000	AAA	5.500% due 12/1/20	5,504,093
6,300,000	AAA	5.500% due 12/1/21	6,839,406
1,600,000	AAA	Solid Waste & Redevelopment Project, Call 12/1/09 @ 102,
		5.875% due 12/1/29	1,745,360
1,250,000	AAA	San Diego, CA, Community College District Lease Revenue,
		MBIA-Insured, Call 12/1/06 @ 102, 6.125% due 12/1/16	1,282,463
9,780,000	AAA	San Francisco Bay Area Transit Financing Authority, AMBAC-Insured,
		Call 7/1/08 @ 101, 5.000% due 7/1/28	10,136,579
25,000,000	AAA	San Francisco, CA, State Building Authority Lease Revenue,
		San Francisco Civic Center Complex, Series A, AMBAC-Insured,
		Call 12/1/06 @ 102, 5.250% due 12/1/21 (e)	25,598,500
4,000,000	AAA	Tahoe-Truckee, CA, GO, USD, Improvement District Number 1,
		Series A, FGIC-Insured, Call 8/1/09 @ 101, 5.750% due 8/1/20	4,285,840
		Total Pre-Refunded	158,118,980
See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      9

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value
Public Facilities — 1.7%
$6,000,000	AAA	California Infrastructure & Economic Development Bank Revenue,
		California Science Center Phase II, Series B, FGIC-insured,
		5.000% due 5/1/31	$6,299,580
2,000,000	AAA	Monrovia, CA, Financing Authority Lease Revenue, Hillside
		Wilderness Preserve, AMBAC-Insured, 5.125% due 12/1/31	2,111,860
4,500,000	AAA	Palm Springs, CA, Financing Authority Lease Revenue, Convention
		Center Project, Series A, MBIA-Insured, 5.500% due 11/1/29	5,040,630
		Total Public Facilities	13,452,070
Tax Allocation — 4.3%
2,000,000	AAA	Anaheim, CA, Public Financing Authority, Tax Allocation Revenue,
		Regular Fixed Option Bonds, MBIA-Insured, 6.450% due 12/28/18	2,112,520
1,000,000	AAA	El Centro, CA, RDA, Tax Allocation, El Centro Redevelopment Project,
		MBIA-Insured, 6.375% due 11/1/17	1,024,110
6,485,000	AAA	Healdsburg, CA, Community RDA, Tax Allocation, Sotoyome Community
		Development Project, Series A, MBIA-Insured, 5.125% due 8/1/31	6,757,629
6,500,000	AAA	La Quinta, CA, RDA, Tax Allocation, Redevelopment Project,
		Area No. 1, AMBAC-Insured, 5.125% due 9/1/32	6,823,310
1,000,000	AAA	Norco California Redevelopment Agency Project, Area Number 1.
		AMBAC Insured, 5.000% due 3/1/26	1,041,380
		Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho
		Development Project:
2,500,000	AAA	FSA-Insured, Refunding, 5.250% due 9/1/20	2,633,175
		MBIA-Insured:
2,445,000	AAA	5.250% due 9/1/16	2,496,296
1,000,000	AAA	5.250% due 9/1/26	1,020,980
		Turlock, CA, Public Financing Authority, Tax Allocation Revenue,
		FSA-Insured:
4,635,000	AAA	5.000% due 9/1/30	4,823,506
4,305,000	AAA	5.000% due 9/1/36	4,466,050
		Total Tax Allocation	33,198,956
Tobacco — 3.6%
5,250,000	Baa3(a)	Alameda County, CA, Tobacco Securitization Agency, Asset-Backed
		Revenue, 5.750% due 6/1/29 (i)	5,499,742
20,000,000	BBB	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement
		Revenue, Series 2003-A-1, 6.750% due 6/1/39	22,563,400
		Total Tobacco	28,063,142
Transportation — 0.9%
1,250,000	AAA	Fresno, CA, Airport Revenue, Series A, FSA-Insured,
		5.500% due 7/1/30	1,332,425
5,490,000	AAA	San Francisco, CA, Bay Area Rapid, District Sales Tax Revenue,
		Unrefunded Balance, AMBAC Insured, 5.000% due 7/1/28	5,645,971
		Total Transportation	6,978,396
See Notes to Financial Statements.

10      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value
Utilities — 0.0%
$360,000	BBB+	Northern California Power Agency Public Power Revenue, Geothermal
		Project No. 3, Series A, Unrefunded Balance, 5.000% due 7/1/09	$360,169
Water & Sewer — 16.0%
		California State Department of Water Resources, Central Valley
		Project Revenue Water System:
2,395,000	AA	Series S, Unrefunded Balance, 5.000% due 12/1/19	2,457,078
11,000,000	AA	Series U, 5.000% due 12/1/29	11,273,020
		Castaic Lake Water Agency California Revenue, COP, Water System
		Improvement Project, AMBAC-Insured:
7,270,000	AAA	5.250% due 8/1/19	7,654,874
7,615,000	AAA	5.125% due 8/1/30	7,932,241
6,000,000	AAA	Clovis, CA, Sewer Revenue, MBIA-Insured, 5.200% due 8/1/28	6,264,300
4,000,000	AAA	Cucamonga County, CA, Water District, COP, FGIC-Insured,
		5.125% due 9/1/31	4,170,360
		East Bay, CA, Municipal Utility:
6,585,000	AAA	District Wastewater Treatment System Revenue, Subordinated,
		FGIC-Insured, Unrefunded Balance, 5.000% due 6/1/26	6,721,902
3,625,000	AAA	District Water System Revenue, Refunding, Subordinated,
		FGIC-Insured, Unrefunded Balance, 5.000% due 6/1/26	3,700,364
8,400,000	AAA	District Water Systems Revenue, MBIA-Insured, 5.000% due 6/1/26	8,699,964
		Eastern Municipal Water District COP Water & Sewer Revenue:
1,000,000	AAA	FGIC-Insured, 6.750% due 7/1/12	1,127,950
17,750,000	AAA	Series A, MBIA-Insured, 5.250% due 7/1/23	18,176,177
1,900,000	AAA	El Centro, CA, Financing Authority Water & Wastewater Revenue,
		Series A, AMBAC-Insured, 5.125% due 10/1/27	1,963,194
1,720,000	AAA	Lodi, CA, Wastewater Systems Revenue, COP, Series A, MBIA-Insured,
		5.000% due 10/1/23	1,819,330
		Metropolitan Water District, Southern California Waterworks Revenue:
12,900,000	AA+	Series A, 4.750% due 7/1/22	13,155,549
10,000,000	AAA	Series B-2, FGIC-Insured, 5.000% due 10/1/26	10,559,800
1,925,000	AAA	Morgan Hill, CA, COP, Refunding, Water Improvement Projects,
		FSA-Insured, 5.125% due 6/1/21	2,032,030
2,500,000	AAA	Pomona, CA, Public Financing Authority Revenue, Water Facilities
		Project, Series AA, FSA-Insured, 5.000% due 5/1/29	2,580,250
6,875,000	AAA	San Diego, CA, Public PFA, Sewer Revenue, FGIC-Insured,
		5.000% due 5/15/20	6,912,813
2,820,000	AAA	Sunnyvale, CA, Financing Authority, Water & Wastewater Revenue,
		AMBAC-Insured, 5.000% due 10/1/22	2,932,405
4,350,000	AAA	Vallejo, CA, Parity Revenue, Refunding, Water Improvement Project,
		Series A, FSA-Insured, 5.250% due 5/1/29	4,623,833
		Total Water & Sewer	124,757,434
		TOTAL INVESTMENTS BEFORE SHORT-TERM
		INVESTMENTS (Cost — $691,494,916)	773,227,863
See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      11

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value
SHORT-TERM INVESTMENTS(j) — 1.0%
General Obligation — 0.2%
$1,500,000	A-1+	California State, GO, Series A-2, LOC-JPMorgan Chase, Westdeutsche
		Landesbank, 3.300%, 9/1/06	$1,500,000
Hospital — 0.2%
1,060,000	A-1+	California Health Facilities Finance Authority, Adventist Health System,
		Series A, MBIA-Insured, SPA-California State Teachers Retirement
		Fund, 3.500%, 9/1/06	1,060,000
Industrial Development — 0.1%
905,000	A-1+	California Infrastructure & Economic Development Bank Industrial
		Revenue, Rand Corp., Series B, AMBAC-Insured, SPA-JPMorgan
		Chase, 3.300%, 9/1/06	905,000
Utilities — 0.5%
		California State Department of Water Resources Power
		Supply Revenue:
3,400,000	A-1+	Series B-4, LOC-Bayerische Landesbank, 3.300%, 9/1/06	3,400,000
300,000	A-1+	Series C-6, AMBAC-Insured, SPA-Landesbank Baden-
		Wuerttemberg, 3.290%, 9/7/06	300,000
450,000	A-1+	Los Angeles, CA, Department of Water & Power, Sub-Series B-3,
		SPA-Bank of America, Bayerische Landesbank, Dexia Credit Local,
		JPMorgan Chase, Landesbank Baden Wurttemberg, State Street
		Bank, Westdeutsche Landesbank, 3.520%, 9/1/06	450,000
		Total Utilities	4,150,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $7,615,000)	7,615,000
		TOTAL INVESTMENTS — 100.3% (Cost — $699,109,916#)	780,842,863
		Liabilities in Excess of Other Assets — (0.3)%	(2,130,518)
		TOTAL NET ASSETS — 100.0%	$778,712,345

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Rating by Moody’s Investors Service.
(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Residual interest bonds—coupon varies inversely with level of short-term tax-exempt interest rates.
(e)	All or a portion of this security is segregated for open futures contracts.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.
(h)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(i)	Illiquid security.
(j)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.
See pages 14 and 15 for definitions of ratings.

See Notes to Financial Statements.

12      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)
Abbreviations used in this schedule:
ABAG	—	Association of Bay Area Governments
AMBAC	—	Ambac Assurance Corporation
COP	—	Certificate of Participation
EFA	—	Educational Facilities Authority
FGIC	—	Financial Guaranty Insurance Company
FHA	—	Federal Housing Administration
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HFA	—	Housing Finance Authority
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation
MFH	—	Multi-Family Housing
MGIC	—	Mortgage Guaranty Insurance Corporation
PCFA	—	Pollution Control Finance Authority
PFA	—	Public Facilities Authority
RDA	—	Redevelopment Agency
RIBS	—	Residual Interest Bonds
SAVRS	—	Select Auction Variable Rate Securities
SPA	—	Standby Bond Purchase Agreement
UGRIC	—	United Guaranty Residential Insurance Company of Iowa
USD	—	Unified School District

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      13

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements ofdanger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

14      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Short-Term Security Ratings (unaudited) (continued)
SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      15

Statement of Assets and Liabilities (August 31, 2006) (unaudited)
ASSETS:
Investments, at value (Cost — $699,109,916)	$780,842,863
Cash	62,887
Interest receivable	8,276,084
Receivable for Fund shares sold	3,848,980
Receivable for securities sold	330,000
Prepaid expenses	27,071
Total Assets	793,387,885
LIABILITIES:
Payable for Fund shares repurchased	12,565,680
Distributions payable	1,410,212
Investment management fee payable	327,023
Payable to broker — variation margin on open futures contracts	181,875
Distribution fees payable	67,938
Deferred compensation payable	10,750
Directors’ fees payable	1,293
Accrued expenses	110,769
Total Liabilities	14,675,540
Total Net Assets	$778,712,345
NET ASSETS:
Par value (Note 6)	$47,162
Paid-in capital in excess of par value	734,068,413
Undistributed net investment income	546,203
Accumulated net realized loss on investments and futures contracts	(35,830,238)
Net unrealized appreciation on investments and futures contracts	79,880,805
Total Net Assets	$778,712,345
Shares Outstanding:
Class A	40,305,206
Class B	3,528,686
Class C	3,327,728
Net Asset Value:
Class A (and redemption price)	$16.52
Class B*	$16.49
Class C*	$16.47
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$17.21
*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended August 31, 2006) (unaudited)
INVESTMENT INCOME:
Interest	$20,326,765
EXPENSES:
Investment management fee (Note 2)	1,947,918
Distribution fees (Note 4)	904,574
Transfer agent fees (Note 4)	42,901
Shareholder reports (Note 4)	28,183
Legal fees	26,181
Registration fees	17,470
Audit and tax	15,552
Insurance	9,162
Directors’ fees	8,859
Custody fees	1,316
Miscellaneous expenses	3,669
Total Expenses	3,005,785
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(29,289)
Net Expenses	2,976,496
Net Investment Income	17,350,269
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	1,728,335
Futures contracts	12,727,554
Net Realized Gain	14,455,889
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(4,334,040)
Futures contracts	(923,861)
Change in Net Unrealized Appreciation/Depreciation	(5,257,901)
Net Gain on Investments and Futures Contracts	9,197,988
Increase in Net Assets From Operations	$26,548,257

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      17

Statements of Changes in Net Assets
For the six months ended August 31, 2006 (unaudited)
and the year ended February 28, 2006
	August 31	February 28
OPERATIONS:
Net investment income	$17,350,269	$35,200,429
Net realized gain (loss)	14,455,889	(11,585,437)
Change in net unrealized appreciation/depreciation	(5,257,901)	872,385
Increase in Net Assets From Operations	26,548,257	24,487,377
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(17,201,063)	(34,793,611)
Decrease in Net Assets From Distributions to Shareholders	(17,201,063)	(34,793,611)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	45,264,871	115,670,004
Reinvestment of distributions	8,959,283	18,216,553
Cost of shares repurchased	(80,956,947)	(184,735,868)
Decrease in Net Assets From Fund Share Transactions	(26,732,793)	(50,849,311)
Decrease in Net Assets	(17,385,599)	(61,155,545)
NET ASSETS:
Beginning of period	796,097,944	857,253,489
End of period*	$778,712,345	$796,097,944
* Includes undistributed net investment income of:	$546,203	$396,997

See Notes to Financial Statements.

18      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended February 28,unless otherwise noted:
Class A Shares(1)	2006	(2)	2006	2005	2004 (3)	2003	2002
Net Asset Value, Beginning
of Period	$16.32		$16.52	$16.92	$16.76	$16.93	$16.70
Income (Loss) From Operations:
Net investment income	0.37		0.71	0.72	0.75	0.77	0.79
Net realized and unrealized
gain (loss)	0.20		(0.21)	(0.39)	0.15	(0.17)	0.22
Total Income From Operations	0.57		0.50	0.33	0.90	0.60	1.01
Less Distributions From:
Net investment income	(0.37)		(0.70)	(0.73)	(0.74)	(0.77)	(0.78)
Total Distributions	(0.37)		(0.70)	(0.73)	(0.74)	(0.77)	(0.78)
Net Asset Value, End of Period	$16.52		$16.32	$16.52	$16.92	$16.76	$16.93
Total Return(4)	3.51%		3.11%	2.03%	5.48%	3.59%	6.20%
Net Assets, End of Period (millions)	$666		$669	$697	$720	$734	$747
Ratios to Average Net Assets:
Gross expenses	0.68	%(5)	0.70%	0.69%	0.68%	0.70%	0.68%
Net expenses	0.67	(5)(6)	0.70 (6)	0.69 (6)	0.68	0.70	0.68
Net investment income	4.47	(5)	4.33	4.35	4.46	4.58	4.68
Portfolio Turnover Rate	4%		8%	3%	14%	12%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2006 (unaudited).
(3)	For the year ended February 29, 2004.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

 See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report       19

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares(1)	2006	(2)	2006	2005	2004 (3)	2003	2002
Net Asset Value, Beginning
of Period	$16.30		$16.49	$16.90	$16.74	$16.92	$16.69
Income (Loss) From Operations:
Net investment income	0.33		0.62	0.63	0.66	0.68	0.69
Net realized and unrealized
gain (loss)	0.18		(0.20)	(0.40)	0.15	(0.18)	0.24
Total Income From Operations	0.51		0.42	0.23	0.81	0.50	0.93
Less Distributions From:
Net investment income	(0.32)		(0.61)	(0.64)	(0.65)	(0.68)	(0.70)
Total Distributions	(0.32)		(0.61)	(0.64)	(0.65)	(0.68)	(0.70)
Net Asset Value, End of Period	$16.49		$16.30	$16.49	$16.90	$16.74	$16.92
Total Return(4)	3.19%		2.63%	1.44%	4.94%	3.02%	5.69%
Net Assets, End of Period (millions)	$58		$72	$101	$134	$157	$170
Ratios to Average Net Assets:
Gross expenses	1.19	%(5)	1.23%	1.22%	1.20%	1.22%	1.20%
Net expenses	1.17	(5)(6)	1.23 (6)	1.22 (6)	1.20	1.22	1.20
Net investment income	3.97	(5)	3.79	3.82	3.94	4.06	4.14
Portfolio Turnover Rate	4%		8%	3%	14%	12%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2006 (unaudited).
(3)	For the year ended February 29, 2004.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares(1)	2006	(2)	2006	2005	2004 (3)	2003	2002
Net Asset Value, Beginning
of Period	$16.28		$16.48	$16.88	$16.72	$16.90	$16.68
Income (Loss) From Operations:
Net investment income	0.32		0.62	0.63	0.65	0.68	0.69
Net realized and unrealized
gain (loss)	0.19		(0.21)	(0.39)	0.15	(0.19)	0.22
Total Income From Operations	0.51		0.41	0.24	0.80	0.49)	0.91
Less Distributions From:
Net investment income	(0.32)		(0.61)	(0.64)	(0.64)	(0.67)	(0.69)
Total Distributions	(0.32)		(0.61)	(0.64)	(0.64)	(0.67)	(0.69)
Net Asset Value, End of Period	$16.47		$16.28	$16.48	$16.88	$16.72	$16.90
Total Return(4)	3.16%		2.54%	1.46%	4.91%	2.99%	5.59%
Net Assets, End of Period (millions)	$55		$55	$59	$60	$62	$60
Ratios to Average Net Assets:
Gross expenses	1.24	%(5)	1.26%	1.26%	1.24%	1.26%	1.25%
Net expenses	1.22	(5)(6)	1.26 (6)	1.25 (6)	1.24	1.26	1.25
Net investment income	3.92	(5)	3.77	3.79	3.90	4.01	4.12
Portfolio Turnover Rate	4%		8%	3%	14%	12%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended August 31, 2006 (unaudited).
(3)	For the year ended February 29, 2004.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      21

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies
Legg Mason Partners California Municipals Fund, Inc. (formerly known as Smith Barney California Municipals Fund Inc.) (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.
     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
     (a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
     (b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
     (c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.
     (d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold

22      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
     (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
     (f ) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
     (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
     (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates
For a portion of this reporting period, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.
     During the six months ended August 31, 2006, the Fund was reimbursed for expenses in the amount of $29,289.
     Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Funds remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      23

Notes to Financial Statements (unaudited) (continued)

     LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee will remain unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.
     Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Fund.
     There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.
     For the six months ended August 31, 2006, LMIS and its affiliates did not receive any sales charges or CDSCs.
     The Fund has adopted an unfunded, non-qualified compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2007, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of August 31, 2006, the Fund had accrued $10,750 as deferred compensation.
     Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments
During the six months ended August 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,771,656
Sales	35,857,735

24      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

     At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$81,752,920
Gross unrealized depreciation	(19,973)
Net unrealized appreciation	$81,732,947

At August 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Bonds	485	9/06	$51,831,295	$53,683,437	$(1,852,142)

4. Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan under which the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.
     For the six months ended August 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$503,618	$35,021	$20,930
Class B	208,281	5,344	3,589
Class C	192,675	2,536	3,664
Total	$904,574	$42,901	$28,183

5. Distributions to Shareholders by Class

	Six Months Ended August 31, 2006	Year Ended February 28, 2006
Net Investment Income:
Class A	$14,873,496	$29,464,173
Class B	1,259,252	3,192,427
Class C	1,068,315	2,137,011
Total	$17,201,063	$34,793,611

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      25

Notes to Financial Statements (unaudited) (continued)

6. Capital Shares

At August 31, 2006, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2006		Year Ended February 28, 2006
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,532,071	$ 41,539,872	6,662,961	$ 109,266,849
Shares issued on reinvestment	468,176	7,677,066	936,643	15,322,062
Shares repurchased	(3,699,578)	(60,727,442)	(8,780,303)	(143,638,623)
Net Decrease	(699,331)	$(11,510,504)	(1,180,699)	$ (19,049,712)

Class B
Shares sold	78,671	$ 1,286,075	149,411	$ 2,444,178
Shares issued on reinvestment	39,356	644,146	96,988	1,584,530
Shares repurchased	(980,680)	(16,040,929)	(2,020,477)	(33,034,210)
Net Decrease	(862,653)	$(14,110,708)	(1,774,078)	$ (29,005,502)

Class C
Shares sold	149,153	$ 2,438,924	242,177	$ 3,958,977
Shares issued on reinvestment	39,017	638,071	80,280	1,309,961
Shares repurchased	(256,302)	(4,188,576)	(493,518)	(8,063,035)
Net Decrease	(68,132)	$(1,111,581)	(171,061)	$ (2,794,097)

7. Capital Loss Carryforward
As of February 28, 2006, the Fund had a net capital loss carryforward of approximately $49,484,565, of which $980,365 expires in 2007, $11,079,443 expires in 2008, $4,885,141 expires in 2009, $4,982,245 expires in 2011, $26,139,468 expires in 2013 and $1,417,903 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

8. Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that:

26      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.
     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      27

Notes to Financial Statements (unaudited) (continued)

9. Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
     On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
     As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*       *        *

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason

28      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Partners California Municipals Fund (the “Fund”)) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.
     On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
     Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

11. Additional Shareholder Information
The Fund’s Board approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.
     The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders

Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report      29

Notes to Financial Statements (unaudited) (continued)

will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.
     Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12. Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be March 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

*       *        *

     On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

30      Legg Mason Partners California Municipals Fund, Inc. 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 28, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
     The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
     The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
     The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s

Legg Mason Partners California Municipals Fund, Inc.      31

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.
     The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
     The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.
     In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
     The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it

32      Legg Mason Partners California Municipals Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
     In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners California Municipals Fund, Inc.      33

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Legg Mason Partners California Municipals Fund, Inc.

DIRECTORS	INVESTMENT MANAGER
Dwight B. Crane	Legg Mason Partners Fund
Burt N. Dorsett	Advisor, LLC
R. Jay Gerken, CFA
Chairman	SUBADVISER
Elliot S. Jaffe	Western Asset Management
Stephen E. Kaufman	Company
Cornelius C. Rose, Jr.
DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC
PFS Investments Inc.

CUSTODIAN
State Street Bank and
Trust Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts
01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners California Municipals Fund, Inc. but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD0434 10/06         SR06-164

Legg Mason Partners
California Municipals Fund, Inc.

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND, INC.
Legg Mason Partners Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney California Municpals Fund Inc. name.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners California Municipals Fund, Inc.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners California Municipals Fund, Inc.

Date: November 8, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners California Municipals Fund, Inc.

Date: November 8, 2006

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners California Municipals Fund, Inc.

Date: November 8, 2006